SECURITIES AND EXCHANGE COMMISSION

              Washington, D.C. 20549

                     FORM 8-KA

        AMENDMENT TO APPLICATION OR REPORT

     Filed Pursuant to Section 13 or 15(d) of

        THE SECURITIES EXCHANGE ACT OF 1934

                  June 17, 1996
                (Date of report)


                 April 18, 1996
        (Date of earliest event reported)


               MILASTAR CORPORATION
(Exact name of registrant as specified in its charter)


                  AMENDMENT NO. 1


                 DELAWARE                   0-5105         13-2636669
       (State or other jurisdiction of    (Commission     (I.R.S. Employer
      incorporation or organization)     File Number)     Identification No.)


    No. 9 Via Parigi, Palm Beach, Florida             33480
 (Address of principal executive offices)            (Zip code)


Registrant's telephone number, including area code (407)655-9590


                  Not Applicable
Former name, former address and former fiscal year, if changed since last report.





The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K Report filed on April 18, 1996 as set forth in the pages attached hereto:

Item 7.FINANCIAL STATEMENTS AND EXHIBITS.

  (a)           Financial Statements of Business Acquired

     The financial statements of New England Metal Treating, Inc., a Massachusetts Corporation, ("New England Metal") required to be filed pursuant to Item 7 of Form 8-K filed on April 18, 1996.

  (b)           Pro Forma Financial Information

     Pro forma financial information, required to be filed pursuant to Item 7 of Form 8-K filed on April 18, 1996 reflecting the acquisition of New England Metal.


       ONLY THOSE ITEMS AMENDED ARE REPORTED
     HEREIN.  CAPITALIZED TERMS NOT OTHERWISE
      DEFINED HEREIN SHALL HAVE THE MEANINGS
        GIVEN TO THEM IN THE FORM 8-K FILED
                ON APRIL 18, 1996.




                     SIGNATURE




    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  MILASTAR CORPORATION


                                  /s/  L. MICHAEL McGURK
                                  L. Michael McGurk
                                  Chief Operating Officer
                                  and President


                                  Dated:  June 17, 1996


       MILASTAR CORPORATION AND SUBSIDIARIES
      INTRODUCTION TO FINANCIAL STATEMENTS OF
                 BUSINESS ACQUIRED



    New England Metal was a privately held, family-owned business and accordingly, does not have audited financial statements available. The financial statements included herein were made available to Milastar
Corporation (the "Company") in evaluating the acquisition and are presented on the income tax basis of accounting. These financial statements were reviewed by an outside independent accountant and the Company had sufficient access to other records to satisfy itself as to the accuracy of these statements. However, the Company has been advised that it is not reasonably possible for its independent public accountants to audit these financial statements. New England Metal had elected to be taxed under the provisions of Subshapter S of the Internal Revenue Code, therefore no provisions for corporate income tax were made. In addition, the Company is indemnified under the terms of the Purchase Agreement for any inaccuracies in the financial statements which may become known subsequent to closing.

                 NEW ENGLAND METAL TREATING, INC.

    STATEMENTS OF ASSETS, LIABILITIES AND STOCKHOLDERS' EQUITY
                             (Unaudited)


                                                          ASSETS


                                                 April 4,       September 30,
                                                  1996                 1995
Current assets:
    Cash                                          49,240             11,207
    Accounts receivable, trade . . . . . .       160,136            120,412
    Inventory. . . . . . . . . . . . . . .        21,060             21,060

     Total current assets . . . . .              230,436           152,679

Property and equipment:
    Machinery. . . . . . . . . . . . . . .       548,664           547,208
    Office equipment . . . . . . . . . . .         9,723             9,723
    Transportation equipment . . . . . . .        54,505            54,505
    Leasehold improvements . . . . . . . .        16,720            16,720
                                                 629,612           628,156
         Less accumulated depreciation . .       545,990           518,525

                                                  83,622           109,631

Other assets:
    Deposit. . . . . . . . . . . . . . . .         4,000             4,000
    Intangibles, net . . . . . . . . . . .         7,084             8,334

    Total other assets                            11,084            12,334

    Total assets                                 325,142           274,644

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Demand note, bank. . . . . . . . . . .                          16,000
    Accounts payable . . . . . . . . . . .        27,279            27,645
    Accrued expenses . .                           5,457             1,978

    Total current liabilities. . .                32,736            45,623


Stockholders' equity:
    Common stock, no par value; authorized
         15,000 shares; issued and out-
         standing 200 shares . . . . . . .        50,000            50,000
    Additional paid-in capital . . . . . .       119,500           119,500
    Retained earnings. . . . . . . . . . .       122,906            59,521

         Total stockholders' equity. . . .       292,406           229,021

  Total liabilities and stockholders' equity     325,142           274,644

                 NEW ENGLAND METAL TREATING, INC.

                STATEMENTS OF INCOME AND EXPENSES
                           (Unaudited)


                                                Six Months
                                                  Ended         Year Ended
                                                 April 4,      September 30,
                                                   1996             1995

Net sales. . . . . . . . . . . . . . . . .       507,470         1,027,689

Cost of sales. . . . . . . . . . . . . . .       274,145           617,737

Gross profit . . . . . . . . . . . . . . .       233,325           409,952

Operating expenses . . . . . . . . . . . .       136,546           323,831

Income from operations . . . . . . . . . .        96,779            86,121

Other expense:
    Interest expense . . . . . . . . . . .         (394)           (3,363)
    Bad debt expense . . . . . . . . . . .                            (44)

    Total other expense                            (394)           (3,407)

Net income . . . . . . . . . . . . . . . .        96,385            82,714

                 NEW ENGLAND METAL TREATING, INC.

                    STATEMENTS OF CASH FLOWS
                          (Unaudited)

                                                Six Months       Year Ended
                                              Ended  April 4,    September 30,
                                                   1996              1995
    CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income . . . . . . . . . . . . . . . . .    96,385            82,714
  Adjustments to reconcile net income to net
   cash provided by operating activities:
   Depreciation and amortization . . . . . . .    28,715            74,722

  Changes in operating assets and liabilities:
   Accounts receivable . . . . . . . . . . . .  (39,724)          (49,560)
   Inventory . . . . . . . . . . . . . . . . .                       3,220
   Deposits. . . . . . . . . . . . . . . . . .                       1,631
   Accounts payable. . . . . . . . . . . . . .     (366)               649
   Accrued expenses. . . . . . . . . . . . . .     3,479               160

  Net cash provided by operating activities. .    88,489           113,536

  CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment. . . . .   (1,456)          (52,578)

  Net cash used in investing activities. . . .   (1,456)          (52,578)

  CASH FLOWS FROM FINANCING ACTIVITIES:
   Debt reduction. . . . . . . . . . . . . . .  (16,000)          (32,341)
   Advances from stockholders. . . . . . . . .                      14,200
   Distributions to stockholders . . . . . . .  (33,000)          (31,791)

  Net cash used in financing activities. . . .  (49,000)          (49,932)

  NET INCREASE IN CASH AND EQUIV. .               38,033            11,026

  CASH AND EQUIVALENTS, BEG . . .                 11,207               181

  CASH AND EQUIVALENTS, ENDING. . . . . .         49,240            11,207

  Supplemental disclosures of cash flow info:
   Cash paid during the periods for:
    Interest . . . . . . . . . . . . . . . . .       394             3,363


  MILASTAR CORPORATION AND CONSOLIDATED SUBSIDIARIES
      INTRODUCTION TO PRO FORMA CONSOLIDATED
          CONDENSED FINANCIAL INFORMATION



  The Pro Forma Consolidated condensed Statements of Income for the year ended April 30, 1995 and nine months ended January 31, 1996, and the Pro Forma condensed Balance Sheet as of January 31, 1996 present the results of operations and financial position of Milastar Corporation (the "Company") assuming the acquisition of New England Metal Treating, Inc.
("New England Metal") had been consummated as of the beginning of the periods indicated. The statements include all material adjustments necessary to present the historical results based on these assumptions.

  The pro forma information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the acquisition had been consummated on the dates indicated. In addition, the pro forma financial information does not purport to be indicative of results of operations or financial positions which may be obtained in the future.

  The pro forma financial information has been prepared by the Company and all calculations have been made by the Company based upon assumptions deemed appropriate by the Company. Certain of these assumptions are set forth under the Notes to Pro Forma Consolidated Condensed Financial Statements.

  The pro forma financial information should be read in conjunction with the Company's historical Consolidated Financial Statement and Notes thereto contained in the 1995 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the quarter ended January 31, 1996, and the financial statements of New England Metal set forth on pages 3 thru 6 hereof.

                   MILASTAR CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS

                                  ASSETS
                                (Unaudited)

                                               HISTORICAL     PRO
                                              1/31/96 PER    FORMA      PRO
                                                FORM 10-Q    ADJUST    FORMA

Current assets:
    Cash and cash equivalents . . . .            199,000               199,000
    Marketable securities and other invest,
        at fair value                             35,000                35,000
    Accounts and notes receivable:
        Trade, less allowance for doubtful
        accounts of $33,000. .                   694,000    160,000a
                                                             94,000b   948,000
       Other . . . . . . . . . . . . .             6,000                 6,000
    Inventory. . . . . . . . . . . . .           175,000               175,000
    Prepaid expenses and other . . . .           221,000      4,000a   225,000

     Total current assets. . . . . . .         1,330,000    258,000  1,588,000

Property, plant and equipment:
    Land                                         199,000               199,000
    Buildings and improvements . . . .           651,000               651,000
    Equipment. . . . . . . . . . . . .         4,561,000    498,000a 5,059,000
                                               5,411,000    498,000  5,909,000
     Less accumulated depreciation .           2,324,000     75,000b 2,399,000
                                               3,087,000    423,000  3,510,000

Other assets:
    Building held for sale, net of
        valuation allowance . . . .              268,000               268,000
    Non-compete agreements . . . . .              44,000     96,000a
                                                           (18,000)b   122,000

        Total assets .                         4,729,000    759,000  5,488,000

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Notes payable (shareholders) . .             171,000    100,000a   271,000
    Current maturities of long-term debt .        59,000    137,000a   196,000
    Accounts payable . . . . . . . .             337,000     58,000a   395,000
    Income taxes payable . . . . . .               5,000                 5,000
    Accrued payroll and benefits . .             130,000               130,000
    Accrued real estate taxes. . . .              93,000                93,000
    Other accrued liabilities. . . .             229,000               229,000
        Total current liabilities.             1,024,000    295,000  1,319,000

Long-term debt, less current maturities. .        35,000    463,000a
                                                          (121,000)b   377,000

    Total liabilities. . . . . . . .           1,059,000    637,000  1,696,000

Stockholders' equity:
    Preferred stock, $1.00 par value; auth
     5,000,000 shares, none issued .
    Common stock - Class A, $.05 par value;
     authorized 7,500,000 shares, issued
     2,728,264 shares at January 31, 1996.       137,000               137,000
    Note receivable from officer . .            (20,000)              (20,000)
    Unrealized holding gains on mkt sec. .        30,000                30,000
    Additional paid-in capital. .              1,666,000             1,666,000
    Retained earnings. . . . . . . .           1,857,000    122,000b 1,979,000
     Total stockholders' equity. . .           3,670,000    122,000  3,792,000

     Total liab and stockholders'equity . .    4,729,000    759,000  5,488,000

                   MILASTAR CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                (Unaudited)

                                               HISTORICAL
                                               9 MONS END     PRO
                                              1/31/96 PER    FORMA      PRO
                                               FORM 10-Q     ADJUST    FORMA

Net sales . . . . . . . . . . . . . . .        5,020,000    767,000b 5,787,000
Cost of sales . . . . . . . . . . . . .        3,867,000    555,000b 4,422,000

Gross margin. . . . . . . . . . . . . .        1,153,000    212,000  1,365,000

Selling, general and admin expenses. . .       1,276,000     53,000b 1,329,000
Amortization of non-compete agreements.           42,000     18,000     60,000

Operating income (loss) . . . . . . . .        (165,000)    141,000   (24,000)

Other income (expense):
    Dividend and interest income. . . .           14,000                14,000
    Interest expense. . .                       (24,000)   (19,000)b  (43,000)
    Unrealized loss on valuation of
         building held for sale. .              (30,000)              (30,000)

Income before provision for
    income taxes. . . . . . . . . . . .        (205,000)    122,000   (83,000)
Provision for income taxes. . . . . . .

Net income. . . . . . . . . . . . . . .        (205,000)    122,000   (83,000)

Net income per common share:
    Primary . . . . . . . . . . . . . .            (.07)        .04      (.03)

    Fully diluted . . . . . . . . . . .            (.07)        .04      (.03)

Weighted average number of shares
    outstanding during the period:
    Primary. .                                 2,738,264             2,738,264

    Fully diluted. . . . .                     2,738,264             2,738,264

                   MILASTAR CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                (Unaudited)

                                               HISTORICAL
                                               YEAR ENDED      PRO
                                              4/30/95 PER     FORMA     PRO
                                               FORM 10-K     ADJUST    FORMA

Net sales . . . . . . . . . . . . . .          6,708,000    941,000b 7,649,000
Cost of sales . . . . . . . . . . . . .        5,299,000    754,000b 6,053,000

Gross margin. . . . . . . . . . . . . .        1,409,000    187,000  1,596,000

Selling, general and admin expenses. . .       1,817,000    103,000b 1,920,000
Amortization of non-compete agreements.           56,000     24,000b    80,000
Other operating expenses. . . . . . . .           31,000                31,000

Operating income (loss) . . . . . . . .        (495,000)     60,000  (435,000)

Other income (expense):
    Dividend and interest income. . . .          500,000               500,000
    Interest expense. . .                      (336,000)   (41,000)b (377,000)
    Net gain (loss) on mkt securities. . .     (281,000)             (281,000)

Income (loss) before provision for income
    taxes and cumulative effect of change in
    accounting principles . .                  (612,000)    19,000   (593,000)
Provision for income taxes. . . . . . .            2,000                 2,000

Net income (loss) . . . . . . . . . . .        (614,000)    19,000   (595,000)

Net income (loss) per common share:
    Primary . . . . . . . . . . . . . .            (.22)       .00       (.22)

    Fully diluted . . . . . . . . . .              (.22)       .00       (.22)

Weighted average number of shares
    outstanding during the period:
    Primary. .                                 2,738,264             2,738,264

    Fully diluted. . . . .                     2,738,264             2,738,264


       MILASTAR CORPORATION AND SUBSIDIARIES
     NOTES TO PRO FORMA CONSOLIDATED CONDENSED
               FINANCIAL STATEMENTS




1.(a)  To record the acquisition of New England Metal.

2.(b) To record the results of operations of New England Metal as if such acquisition had occurred at the beginning of the periods indicated.